UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 8, 2016

STARZ ACQUISITION LLC

 (Exact name of registrant as specified in its charter)

Delaware	001-35294	20-8988475
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8900 Liberty Circle

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 852-7700

STARZ

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

On December 8, 2016 (the “Closing Date”), pursuant to that certain Agreement and Plan of Merger, dated as of June 30, 2016 (as amended, the “Merger Agreement”), by and among Starz, a Delaware corporation (the “Company”), Lions Gate Entertainment Corp., a corporation organized and existing under the corporate laws of British Columbia (“Lions Gate”), and Orion Arm Acquisition Inc., a Delaware corporation and an indirect wholly owned subsidiary of Lions Gate (“Merger Sub”), Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation (the “Surviving Company”) and becoming an indirect wholly-owned subsidiary of Lions Gate (the “Merger”). Following the completion of the Merger, Lions Gate converted the Company from a Delaware corporation to a Delaware limited liability company named Starz Acquisition LLC.

Item 1.01. Entry into a Material Definitive Agreement

Lions Gate Senior Notes

On October 27, 2016, LG FinanceCo Corp. (“FinanceCo”), a wholly owned subsidiary of Lions Gate, completed an offering of $520,000,000 aggregate principal amount of 5.875% senior notes due in 2024 (the “Notes”), the proceeds of which were used in connection with the Merger. The Notes were issued pursuant to an indenture, dated as of October 27, 2016, between FinanceCo and Deutsche Bank Trust Company Americas, as trustee (the “Base Indenture”). In connection with the Merger, on the Closing Date, Lions Gate and certain of its subsidiaries, including the Company and certain of its subsidiaries (collectively, the “Guarantors”), and Deutsche Bank Trust Company Americas, as trustee, entered into a supplemental indenture to the Base Indenture (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), pursuant to which the Guarantors jointly and severally, fully and unconditionally, guaranteed the Notes on an unsubordinated, unsecured basis.

The description of the Indenture contained herein is not intended to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, which was filed with the Securities and Exchange Commission (the “SEC”) by Lions Gate as Exhibit 4.1 to its Current Report on Form 8-K, on October 27, 2016, and of the Supplemental Indenture, which is filed herewith as Exhibit 4.1, each of which is incorporated herein by reference.

Lions Gate Senior Credit Facilities

In connection with the consummation of the Merger, Lions Gate entered into a Credit and Guarantee Agreement (the “Credit Agreement”), dated as of the Closing Date, among Lions Gate, as borrower, the Guarantors, the lenders referred to therein, and JPMorgan Chase Bank, N.A., as administrative agent. The Credit Agreement provides for a $1.0 billion revolving credit facility (the “Revolver”), a $1.0 billion term loan A facility (“Term Loan A”) and a $2.0 billion term loan B facility (“Term Loan B” and together with the Revolver and Term Loan A, the “Senior Credit Facilities”). The Revolver and Term Loan A mature on the date that is five years after the Closing Date, and Term Loan B matures on the date that is seven years after the Closing Date.

The Senior Credit Facilities are guaranteed by the Guarantors and are secured by a security interest in substantially all of the assets of Lions Gate and the Guarantors, subject to certain exceptions.

The Revolver and Term Loan A will bear interest initially at a rate per annum equal to LIBOR plus 2.50% (or an alternative base rate plus 1.50%), subject to reductions in the margin of up to 50 basis points (two reductions of 25 basis points each) upon achievement of certain net first lien leverage ratios. Term Loan B will bear interest at a rate per annum equal to LIBOR (subject to a LIBOR floor of 0.75%) plus 3.00% (or an alternative base rate plus 2.00%). Lions Gate will also pay certain undrawn commitment fees in connection with the Revolver.

Term Loan A amortizes quarterly beginning the last day of the first full fiscal quarter ending after the Closing Date at quarterly rates of 1.25% for the first and second years after the Closing Date, 1.75% for the third year, and 2.50% for the fourth and fifth years, with the balance payable at maturity. Term Loan B

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amortizes quarterly beginning on the last day of the first full fiscal quarter ending after the Closing Date at an annual rate of 1%, with the balance payable at maturity. Term Loan A and Term Loan B also require mandatory prepayments in connection with certain asset sales, subject to certain significant exceptions, and Term Loan B is subject to additional mandatory repayment from specified percentages of excess cash flow. Additionally, Term Loan B requires Lions Gate to pay a 1.00% prepayment fee if the loans thereunder are subject to certain “repricing” transactions within the first six months following the Closing Date.

The Senior Credit Facilities contain representations and warranties, events of default and affirmative and negative covenants that are customary for similar financings and which include, among other things and subject to certain significant exceptions, restrictions on the ability to declare or pay dividends, create liens, incur additional indebtedness, make investments, dispose of assets and merge or consolidate with any other person. In addition, a net first lien leverage maintenance covenant and an interest coverage ratio maintenance covenant apply to the Revolver and Term Loan A and are tested quarterly.

The description of the Credit Agreement contained herein is not intended to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which is filed herewith as Exhibit 10.1, and which is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement

On the Closing Date, the Company paid in full all amounts owing under that certain Credit Agreement, dated as of April 20, 2015, among Starz, LLC, as the borrower, the lenders party thereto and The Bank of Nova Scotia, as administrative agent, and terminated all commitments to extend further credit thereunder.

On the Closing Date, the Company also satisfied and discharged its obligations under the Indenture, dated as of September 13, 2012, among Starz, LLC and Starz Finance Corp., as issuers, the guarantors party thereto, and U.S. Bank National Association, as trustee (the “Starz Trustee”) by irrevocably depositing with the Starz Trustee funds sufficient to redeem in full the $675 million of 5.00% Senior Notes due 2019, and issued a notice of redemption in respect of such notes, with a redemption date of January 7, 2017.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information provided in the Introduction section of this Current Report on Form 8-K is incorporated by reference herein.

At the effective time (the “Effective Time”) of the Merger, (1) each share of the Company’s Series A common stock, par value $0.01 per share (the “Starz Series A Common Stock”), was converted into the right to receive (a) $18.00 in cash and (b) 0.6784 of a share of Lions Gate’s Class B non-voting shares, no par value per share (“Lions Gate Non-Voting Stock”), and (2) each share of the Company’s Series B common stock, par value $0.01 per share (the “Starz Series B Common Stock” and, together with the Starz Series A Common Stock, the “Starz Common Stock”), was converted into the right to receive (a) $7.26 in cash, (b) 0.6321 of a share of Lions Gate Non-Voting Stock and (c) 0.6321 of a share of Lions Gate’s Class A voting shares, no par value per share (“Lions Gate Voting Stock”), in each case, other than as provided below and any shares of the Starz Common Stock owned by stockholders who neither voted in favor of the Merger nor consented thereto in writing and who demanded properly in writing appraisal for such shares in accordance with Section 262 of the General Corporation Law of the State of Delaware, and subject to the terms and conditions of the Merger Agreement. Each share of Starz Common Stock held by the Company as treasury stock or owned by Merger Sub or its direct parent immediately prior to the Effective Time was cancelled without the right to receive any payment with respect thereto Holders of approximately 25 million shares of Starz Series A Common Stock have made demands for appraisal.

The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 hereto and incorporated herein by reference, and the Letter Agreement amending the Merger Agreement, which is attached as Exhibit 2.2 hereto and incorporated herein by reference..

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Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Pursuant to the Supplemental Indenture, as of December 8, 2016, the Company and certain of its subsidiaries have fully and unconditionally guaranteed the Notes. The description of the Indenture in Item 1.01 above is incorporated herein by reference.

The foregoing description of the Indenture does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Base Indenture and the Supplemental Indenture.

The Senior Credit Facilities are guaranteed by the Company and certain of its subsidiaries and are secured by a security interest in substantially all of the assets of the Company and such subsidiaries, subject to certain exceptions. The description of the Credit Agreement in Item 1.01 above is incorporated herein by reference.

The foregoing description of the Senior Credit Facilities does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Credit Agreement.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the completion of the Merger, the Company notified the NASDAQ Stock Market LLC (“NASDAQ”) of its intent to remove the Starz Series A Common Stock and the Starz Series B Common Stock from listing on NASDAQ and requested that NASDAQ file a notice of removal from listing on Form 25 with the SEC to delist such securities. The Surviving Company intends to file with the SEC a certification on Form 15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requesting the deregistration of the Starz Series A Common Stock and the Starz Series B Common Stock under Section 12(b) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modifications to Rights of Security Holders

The Merger Agreement provides that, at the Effective Time, the Company’s stock options and other equity awards will generally convert into corresponding stock options and equity awards with respect to Lions Gate Non-Voting Stock after giving effect to appropriate adjustments to reflect the consummation of the Merger.

The information set forth in Item 2.01 above and Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.01. Change in Control of Registrant

The information set forth in the Introduction, Item 2.01 above and Items 5.02 and 5.03 below is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the consummation of the Merger, all of the directors of the Company resigned from their positions as directors of the Company, effective as of the Effective Time of the Merger. The directors of the Company did not resign because of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in the Introduction is incorporated herein by reference.

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At the Effective Time, (1) the certificate of incorporation of the Surviving Company was amended and restated in the Merger to read in its entirety as set forth on Exhibit B to the Merger Agreement and (2) the bylaws of the Surviving Company were amended and restated in the Merger to read in their entirety as set forth on Exhibit C to the Merger Agreement, each in accordance with the terms of the Merger Agreement.

Copies of the certificate of incorporation of the Surviving Company, as amended and restated, and bylaws of the Surviving Company, as amended and restated, are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.03.

Following the completion of the Merger, Lions Gate converted the Surviving Company from a Delaware corporation to a Delaware limited liability company named Starz Acquisition LLC. Copies of the certificate of formation and limited liability company agreement of the Company are attached hereto as Exhibits 3.3 and 3.4, respectively.

Item 7.01. Regulation FD Disclosure

On December 8, 2016, the Company and Lions Gate issued a joint press release announcing the completion of the Merger. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

This Item 7.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the SEC under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of June 30, 2016, by and among Starz, Lions Gate Entertainment Corp. and Orion Arm Acquisition Inc. (incorporated by reference to Exhibit 2.1 to Lions Gate Entertainment Corp.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 1, 2016)

2.2	Letter Agreement, dated November 3, 2016, by and among Starz, Lions Gate Entertainment Corp. and Orion Arm Acquisition Inc. (incorporated by reference to Exhibit 2.1 to Lions Gate Entertainment Corp.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 4, 2016)

3.1	Amended and Restated Certificate of Incorporation of Starz

3.2	Amended and Restated Bylaws of Starz

3.3	Certificate of Formation of Starz Acquisition LLC

3.4	Limited Liability Company Agreement of Starz Acquisition LLC

4.1	Supplemental Indenture, dated as of December 8, 2016, among Lions Gate Entertainment Corp., Starz, the other guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to Lions Gate Entertainment Corp.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 8, 2016)

10.1	Credit and Guarantee Agreement, dated as of December 8, 2016, among Lions Gate Entertainment Corp., as borrower, the guarantors party thereto, the lenders referred to therein, and JPMorgan Chase Bank, N.A., as Administrative Agent (incorporated by reference to

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Exhibit 10.1 to Lions Gate Entertainment Corp.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 8, 2016)

99.1	Press Release, dated December 8, 2016 (incorporated by reference to Exhibit 99.1 to Lions Gate Entertainment Corp.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 8, 2016)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2016

STARZ ACQUISITION LLC

By:	/s/ David I. Weil
Name: David I. Weil
Title: Chief Legal Officer

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EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of June 30, 2016, by and among Starz, Lions Gate Entertainment Corp. and Orion Arm Acquisition Inc. (incorporated by reference to Exhibit 2.1 to Lions Gate Entertainment Corp.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 1, 2016)

2.2	Letter Agreement, dated November 3, 2016, by and among Starz, Lions Gate Entertainment Corp. and Orion Arm Acquisition Inc. (incorporated by reference to Exhibit 2.1 to Lions Gate Entertainment Corp.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 4, 2016)

3.1	Amended and Restated Certificate of Incorporation of Starz

3.2	Amended and Restated Bylaws of Starz

3.3	Certificate of Formation of Starz Acquisition LLC

3.4	Limited Liability Company Agreement of Starz Acquisition LLC

4.1	Supplemental Indenture, dated as of December 8, 2016, among Lions Gate Entertainment Corp., Starz, the other guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to Lions Gate Entertainment Corp.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 8, 2016)

10.1	Credit and Guarantee Agreement, dated as of December 8, 2016, among Lions Gate Entertainment Corp., as borrower, the guarantors party thereto, the lenders referred to therein, and JPMorgan Chase Bank, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.1 to Lions Gate Entertainment Corp.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 8, 2016)

99.1	Press Release, dated December 8, 2016 (incorporated by reference to Exhibit 99.1 to Lions Gate Entertainment Corp.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 8, 2016)

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